                                                              PRELIMINARY COPIES

                           SIBIA NEUROSCIENCES, INC.
                           505 COAST BOULEVARD SOUTH
                                   SUITE 300
                        LA JOLLA, CALIFORNIA 92037-4641

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1997

TO THE STOCKHOLDERS OF SIBIA NEUROSCIENCES, INC.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of SIBIA NEUROSCIENCES, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 4, 1997 at 5:00 p.m., Pacific Daylight Savings Time, at Lieb Auditorium, 505 Coast Boulevard South, Suite 300, La Jolla, California 92037 for the following purposes:

     1. To elect directors to serve either for (i) if the stockholders approve the amendment to the Company's Certificate of Incorporation to provide for a classified Board of Directors as set forth in Proposal 2, one, two or three years, as the case may be, as described in the Proxy Statement, or (ii) if the stockholders do not approve Proposal 2, the ensuing year, and in each either case until their successors are elected.

     2. To amend the Company's Certificate of Incorporation and Bylaws to provide for a classified Board of Directors and to eliminate the ability of stockholders of the Company to remove a director without cause.

     3. To amend the Company's Certificate of Incorporation and Bylaws to eliminate the ability of stockholders of the Company to call special stockholders' meetings.

     4. To ratify the selection of Price Waterhouse LLP as independent auditors of the Company for its fiscal year ending December 31, 1997.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 18, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Frederick T. Muto,
                                          Secretary
La Jolla, California
April 25, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           SIBIA NEUROSCIENCES, INC.
                           505 COAST BOULEVARD SOUTH
                                   SUITE 300
                        LA JOLLA, CALIFORNIA 92037-4641

                            ------------------------

                                PROXY STATEMENT
                    FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 4, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of SIBIA NEUROSCIENCES, INC., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, June 4, 1997, at 5:00 p.m., Pacific Daylight Savings Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Lieb Auditorium, 505 Coast Boulevard South, Suite 300, La Jolla, California 92037. The Company intends to mail this proxy statement and accompanying proxy card on or about April 25, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a professional proxy solicitation firm. No additional compensation will be paid to directors, officers or other regular employees for such services, but any professional proxy solicitation firm used by the Company will be paid its customary fee.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 18, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 18, 1997, the Company had outstanding and entitled to
vote           shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted towards a quorum, and, except with respect to Proposals 2 and 3, will not be counted for any purpose in determining whether a matter has been approved. With respect to Proposals 2 and 3, abstentions and broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 505 Coast Boulevard South, Suite 300, La Jolla, California 92037-4641, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than December 26, 1997 in order to be included in the proxy statement and proxy relating to such annual meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors has approved, effective upon the date of the Annual Meeting, a reduction in the number of directors authorized by the Company's Bylaws from seven to six.(1) There are six nominees for the six Board positions authorized in the Company's Bylaws. Each nominee listed below is currently a director of the Company who has previously been elected by the stockholders.

     The stockholders are being asked in Proposal 2 contained in this proxy statement to approve an amendment to the Company's Certificate of Incorporation to provide for a classified Board of Directors. In the event Proposal 2 is approved by the stockholders, each nominee elected by the stockholders will be assigned to one of Class I, Class II or Class III, as set forth below. Directors assigned to Class I shall serve until the 1998 Annual Meeting of Stockholders, directors assigned to Class II shall serve until the 1999 Annual Meeting of Stockholders and directors assigned to Class III shall serve until the 2000 Annual Meeting of Stockholders and, in each case, until such director's successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     In the event the stockholders do not approve Proposal 2, each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

---------------

     1Dr. Francis H.C. Crick, a current director of the Company, has stated that he does not intend to stand for reelection to the Board of Directors of the Company at the Annual Meeting. However, Dr. Crick plans to continue his service on the Company's Scientific Advisory Board.

                         BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.
NOMINEES

     The names of the nominees, the class to which each will be assigned(1), and certain other information about them are set forth below:

             NAME                CLASS    AGE                   PRINCIPAL OCCUPATION
-------------------------------  -----    ---    --------------------------------------------------
William T. Comer, Ph.D.           I       61     President and Chief Executive Officer of the
                                                 Company
Gunnar Ekdahl                     I       54     Chairman of the Board of Skandigen AB
Frederick B. Rentschler           II      57     Chairman of the Board of Trustees of The Salk
                                                 Institute
James D. Watson, Ph.D.            II      69     President of Cold Spring Harbor Laboratory
William R. Miller                III      68     Chairman of the Board of Directors of the Company
Stanley T. Crooke, M.D., Ph.D.   III      52     Chief Executive Officer and Chairman of the Board
                                                 of Isis Pharmaceuticals, Inc.

     Dr. William T. Comer has been President, Chief Executive Officer and a director of the Company since April 1991. Prior to joining the Company, Dr. Comer worked for Bristol-Myers Squibb Company, a pharmaceutical company ("Bristol-Myers Squibb"), for nearly 30 years in various scientific and management positions. He served as Executive Vice President, Science & Technology, and then President, Pharmaceutical Research & Licensing, at Bristol-Myers Squibb from April 1989 until April 1990. Thereafter, he served as Senior Vice President, Strategic Management -- Pharmaceuticals and Nutritionals at Bristol-Myers Squibb until March 1991. Dr. Comer received a B.A. from Carleton College and a Ph.D. in Organic Chemistry and Pharmacology from the University of Iowa. Dr. Comer is currently a director of Cytel Corporation, the San Diego Chamber Orchestra, and the University of California San Diego ("UCSD") Cancer Center Foundation. He is also a member of the Governor's Council on Biotechnology and the UCSD Industrial Advisory Committee for the Department of Chemistry.

     Mr. Gunnar Ekdahl has been a director of the Company since 1995. He was appointed Chairman of the Board of Directors of Skandigen AB in 1995. Mr. Ekdahl has extensive experience with Swedish finance and investment companies and was President and Chief Executive Officer of Latour AB from 1985 to 1992, with controlling holdings in large Swedish industrial companies. Mr. Ekdahl has been active as a non-executive board member of several Swedish companies, including Chairman of Arcona AB, G&L Beijer AB, Lofbergs Lila AB, and Philipson Bil AB. Mr. Ekdahl received his B.A. degree from the Stockholm School of Economics.

     Mr. Frederick B. Rentschler has been a director of the Company since January 1993. Since 1990, he has been a director of several U.S. companies, including The Salk Institute for Biological Studies ("The Salk Institute"). In addition, during 1990, he was President and Chief Executive Officer of Northwest Airlines. From 1986 to 1987, Mr. Rentschler held several positions at Beatrice Company, the most recent being President and Chief Executive Officer. From 1980 to 1984, Mr. Rentschler was President and Chief Executive Officer of Hunt-Wesson Foods, Inc. Prior to joining Hunt-Wesson Foods, Inc., Mr. Rentschler was President and a director of Armour International from 1976 to 1977 and President of Armour-Dial from 1977 to 1979. In addition, Mr. Rentschler is a director of International Game Technology, Inc. and Bionutrics, Inc. Mr. Rentschler received his B.A. degree from Vanderbilt University and his M.B.A. from Harvard Business

---------------

     1 In the event the stockholders approve Proposal 2 contained in this proxy statement relating to the adoption of a classified Board, each director will be assigned to the Class opposite his name. Directors assigned to Class I shall serve until the 1998 Annual Meeting of Stockholders, directors assigned to Class II shall serve until the 1999 Annual Meeting of Stockholders and directors assigned to Class III shall serve until the 2000 Annual Meeting of Stockholders and, in each case, until such director's successor is elected and has qualified or until such director's earlier death, resignation or removal. In the event Proposal 2 is not approved, each nominee for director elected by the stockholder under this Proposal 1 will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified or until such director's earlier death, resignation or removal.

School. He joined The Salk Institute Board of Trustees in 1988 and has been Chairman of the Board of Trustees since November 1995.

     Dr. James D. Watson has been a director of the Company since July 1992. Dr. Watson was a founder of the Cold Spring Harbor Laboratory and since its inception in 1968 served as a director until his appointment as President in 1994. Prior to founding Cold Spring Harbor Laboratory, Dr. Watson was a member of the Department of Biology (then Molecular Biology) at Harvard University. Between 1988 and 1992, he directed the National Center for Human Genome Research at the National Institute of Health. In 1962, Dr. Watson, along with Drs. Francis H.C. Crick and Maurice Wilkins, was awarded the Nobel Prize in Physiology or Medicine for discovering the structure of deoxyribonucleic acid ("DNA"). Dr. Watson has won numerous awards in addition to the Nobel Prize and is a member of the U.S. National Academy of Sciences, the Royal Society in London, the Danish Academy of Arts and Sciences and the Academy of Sciences of Russia. Dr. Watson holds a B.S. degree from the University of Chicago and a Ph.D. from Indiana University and he has also received honorary degrees from 15 colleges and universities. He is a director of the Pall Corporation and a director of Diagnostic Products Corporation.

     Mr. William R. Miller has been a director of the Company since August 1991 and Chairman of the Board of Directors since August 1992. In January 1991, he retired as Vice Chairman of the Board of Directors of Bristol-Myers Squibb; he had been a director of Bristol-Myers Squibb since 1985. Mr. Miller is Vice Chairman of the Board of Trustees of the Cold Spring Harbor Laboratory and a past Chairman of the Board of Directors of Pharmaceutical Manufacturers Association. Mr. Miller is Chairman of the Board of Directors of Vion Pharmaceuticals, Inc. and a director of Isis Pharmaceuticals, Inc., St. Jude Medical, Inc., Westvaco Corporation, Xomed Surgical Products, Inc., Transkaryoptic Therapies, Inc. and an Advisory Director of Chugai Pharmaceuticals, Inc.

     Dr. Stanley T. Crooke has been a director of the Company since April 1992. He is the founder of Isis Pharmaceuticals, Inc., a biotechnology company, and has been its Chief Executive Officer since its inception in January 1989 and Chairman of the Board of Directors since February 1991. From 1980 until January 1989, Dr. Crooke was employed by SmithKline Beckman Corporation, a pharmaceutical company, most recently as President of Research and Development of SmithKline & French Laboratories. Dr. Crooke received a Ph.D. and an M.D. degree from Baylor College of Medicine. He is Chairman of the Board of Directors of GeneMedicine, Inc. a biotechnology company, and EPIX Medical, Inc. and is an Adjunct Professor of Pharmacology at the Baylor College of Medicine and UCSD.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1996 the Board of Directors held five meetings. The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Dr. Crooke and Mr. Rentschler. The Audit Committee met two times during 1996.

     The Compensation and Stock Option Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plan and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. Ekdahl and Miller and Dr. Watson. The Compensation and Stock Option Committee met three times during 1996.

     During the fiscal year ended December 31, 1996, all directors except Drs. Crooke and Watson attended 75% or more of the aggregate meetings of the Board of Directors, and of the committees on which they served, held during the period for which they were a director or a committee member, respectively.

                                   PROPOSAL 2

         TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS
      TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS AND TO ELIMINATE THE
           ABILITY OF STOCKHOLDERS TO REMOVE A DIRECTOR WITHOUT CAUSE

     In March 1997, the Board of Directors unanimously adopted, subject to stockholder approval, an Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate") as set forth in Appendix A, and Amended and Restated Bylaws of the Company (the "Restated Bylaws") as set forth in Appendix B which include various amendments to the Company's current Certificate of Incorporation (the "Certificate") and current Bylaws (the "Bylaws") designed to make hostile takeovers of the Company more difficult (the "Anti-Takeover Measures"). The Board of Directors believes the amendments to the Certificate and Bylaws to be in the best interests of the Company and its stockholders.

     Stockholders are requested in this Proposal 2 to approve Articles V.A.2 and V.B.3 of the Restated Certificate and Sections 17 and 20 of the Restated Bylaws. Under the Company's Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Company's Common Stock is required for approval of Articles V.A.2 and V.B.3 of the Restated Certificate. Abstentions and broker non-votes will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

GENERAL

     The Board of Directors believes that it would be advisable to adopt measures designed to deter hostile takeover attempts. Takeover attempts that have not been negotiated or approved by the Board of Directors can seriously disrupt the business and management of the Company and generally present to the stockholders the risk of terms which may be less than favorable to all of the stockholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its stockholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring entity and maximum strategic deployment of corporate assets. Since the effect of the Anti-Takeover Measures is to make management more difficult to remove involuntarily, the AntiTakeover Measures may force those seeking to assume control of the Company to negotiate with management which may lead to a more favorable price for stockholders in any transaction to assume control.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. The overall effect of this proposal and the related Proposal 3 may render more difficult the accomplishment of mergers or the assumption of control by a principal stockholder because it makes it more difficult to remove the Company's management. The effect of making removal of management more difficult may be the continuation of management tenure even if the removal of management is desired by more than a majority of the stockholders and would be beneficial to stockholders.

     The Board of Directors has considered the potential disadvantages and has unanimously concluded that the potential benefits of the proposed changes outweigh the possible disadvantages. The proposals set forth for stockholder approval are part of a plan by the Board of Directors to ensure that the Company, its management and the stockholders are protected to the maximum extent possible from the negative effects of an unapproved change in control of the Company. Management has no current intention to propose other measures designed to discourage takeovers apart from those already adopted, discussed or proposed in this proxy statement, although additional measures may be proposed if warranted from time to time in the judgment of the Board of Directors.

CURRENT ANTI-TAKEOVER MEASURES

     Currently, the Company has several provisions in its Certificate and Bylaws and is a party to a Rights Agreement (as defined below) and certain stockholder agreements that have potential anti-takeover effects.

     No Provision for Cumulative Voting. Under Delaware law, unless a company's certificate of incorporation specifies otherwise, stockholders may not cumulate votes for election of directors. Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes equal to the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he or she chooses. To invoke cumulative voting, stockholders must provide the company with notice of their intention to cumulate their votes at the meeting prior to the vote. Thus, a stockholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. Absent cumulative voting, a stockholder may vote no more than one vote per share for any one candidate. The Company's current Certificate does not provide for cumulative voting.

     Advance Notice Required for Stockholder Proposals and Director
Nominations. The Company's Bylaws provide that, in the event a stockholder would like to nominate an individual as a director or include a proposal in the Company's proxy statement, a stockholder must provide notice not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. However, in the event that no annual meeting was held in the previous year, or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. The requirement is designed to give the Board of Directors adequate time to evaluate any stockholder proposal and include it in the Company's proxy statement and would guarantee all stockholders adequate time to consider any stockholder nominations and proposals.

     Ability to Issue Preferred Stock. The Board of Directors has authority under the Company's Certificate to issue up to 5,000,000 shares of Preferred Stock with the voting and rights, preferences and privileges designated solely by the Board of Directors. The Board of Directors may issue such shares to any third party without seeking stockholder approval for the issuance. The existence of this authorized but unissued class of Preferred Stock may make it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company, thereby delaying, deferring or preventing a change in control of the Company. Furthermore, such Preferred Stock may have other rights, including economic rights senior to the Common Stock and, as a result, the issuance thereof could have a material adverse effect on the market value of the Common Stock. In March 1997, the Company designated 150,000 shares of Preferred Stock as Series A Junior Participating Preferred Stock and issued rights to purchase shares of such Preferred Stock under certain circumstances to holders of Common Stock. See "Preferred Share Purchase Rights Plan." The Company has no present plans to designate or issue any other shares of Preferred Stock.

     Actions by Written Consent of Stockholders Not Permitted. Under Delaware law, unless a company's certificate of incorporation specifies otherwise, stockholders may execute an action by written consent in lieu of a stockholder meeting. The Company's current Certificate provides that actions by written consent of the stockholders are prohibited.

     Elimination of the ability to act by written consent may lengthen the amount of time required to take stockholder actions since actions by written consent are generally not subject to the minimum notice requirement of a stockholders' meeting. The elimination of the ability to act by written consent may deter hostile takeover attempts. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Company's capital stock will not be able to amend the Company's Certificate or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until the annual meeting of stockholders to take any such action.

     Preferred Share Purchase Rights Plan. In March 1997, the Board of Directors authorized and adopted a Preferred Share Purchase Rights Plan (the "Rights Plan"). Under the Rights Plan, the Company issued rights (the "Rights") to the holders of Common Stock of the Company to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock for a purchase price equal to $60.00 per Right. The Rights detach from the Common Stock and become exercisable (by persons other than the Acquiror) following the announcement of an acquisition by a person or group (the "Acquiror") of 15% of the Company's outstanding Common Stock or ten business days (or later if delayed by the Board of Directors) after the announcement of an intention on the part of the Acquiror to tender for at least 15% of the Company's outstanding Common Stock. When the Rights Plan was adopted, certain stockholders of the Company either beneficially owned more than 15% of the outstanding Common Stock of the Company or had contractual obligations to purchase additional shares of Common Stock of the Company that could result in their ownership of more than 15% of the Company's Common Stock. In order to prevent such stockholders from triggering the detachment and exercisability of the Rights, the Rights Plan provides that such stockholders would not trigger the detachment and exercisability of the Rights so long as such stockholders do not acquire additional shares of the Company's Common Stock without the prior consent of the Company, and no person will trigger the detachment and exercisability of the Rights as the result of exceeding the 15% threshold through the purchase of shares of Common Stock directly from the Company. Pursuant to the Rights Plan, the Board of Directors has the ability to redeem the Rights at a price of $.001 per Right at any time prior to a person exceeding the 15% threshold.

     The principal purpose for the Rights Plan is to improve the bargaining power of the Board of Directors in seeking to protect and maximize stockholder value when an unsolicited takeover attempt occurs. Although adoption of the Rights Plan will not prevent a takeover of the Company, it may discourage abusive and coercive takeover tactics that can result in a rapid, forced sale of the Company at a lower price than might otherwise be obtainable. On the other hand, the existence of a Rights Plan may confront the Board of Directors with difficult decisions with respect to redemption or amendment of the outstanding Rights. Once a hostile bidder crosses a certain threshold, the Rights become nonredeemable and the Board of Directors' ability to enter into a negotiated acquisition would be impaired.

     Management Change of Control Plan. The Company's Management Change of Control Plan (as amended, the "Change of Control Plan") generally provides for the payment of benefits to its participants upon the occurrence of certain defined change of control events ("Change of Control"). Among the benefits provided are: (i) cash bonuses of up to 25% of annual base salary, depending on the valuation of the Company at the time of the Change of Control; (ii) acceleration of vesting of certain stock options granted to each participant;
(iii) severance payments of up to two times annual base salary, depending on the participant's position with the Company at the time of a Change of Control; and
(iv) the payment of health insurance premiums and outplacement expenses incurred upon a Change of Control.

     Under the Change of Control Plan, Dr. Comer received an option to purchase 94,000 shares of Common Stock and each of Messrs. Dunn and Reed and Drs. Harpold, Lloyd, and McDonald received an option to purchase 58,750 shares of Common Stock at an exercise price of $.85 per share. Such options vested as to 25% of the shares subject to the option on May 9, 1996, with the remaining 75% of the shares subject to the option vesting in three equal installments on each anniversary thereafter. Such vesting will be accelerated in whole or in part upon a change of control, depending on the valuation of the Company at the time of such change of control.

     The primary purpose of the Change of Control Plan is to provide the participants with certain defined levels of compensation in the event of a Change of Control. The Change of Control Plan may also serve as a deterrent to hostile takeovers in that a potential acquiror may effect a Change of Control that would trigger the rights to which the participants are entitled under the Change of Control Plan.

     Rights of First Refusal. The Company is a party to certain stockholder agreements (the "Stockholder Agreements") that provide the Company with a right of first refusal to purchase shares of the Company's Common Stock held by certain major stockholders (the "Major Stockholders") in the event such stockholders desire to sell or transfer their shares. Pursuant to such rights, the Company may purchase any shares proposed to be sold or transferred by the Major Stockholders at a price and on terms no less favorable than those proposed by a third party. As of January 31, 1997, the Company had such rights of first refusal with respect to 3,827,406, or approximately 41.7% of the total outstanding shares of Common Stock of the Company on such date.

     The right of first refusal provides the Company with the ability to consider and, if appropriate, intervene in any proposed sale by the Major Stockholders of shares of Common Stock of the Company held by them to a potential hostile acquiror of such shares.

     The provisions being voted upon in this Proposal 2 are described below:

     Classified Board. Currently, each elected director holds office until the next annual meeting and until his or her successor is duly elected and qualified.

     Article V.A.2 of the Restated Certificate provides for a classified Board of Directors with staggered three-year terms. Directors are to be divided into three classes designated as Class I, Class II and Class III, respectively, by resolution of the Board of Directors. The Board of Directors will have authority to reallocate directors among Classes from time to time, and to appoint new directors to any Class, so long as the total number of directors in each Class remains equal as nearly as practicable. The term of office of Class I directors will expire on the first annual meeting of stockholders following adoption of the Restated Certificate while the terms of Class II and Class III directors expire on the second and third annual meetings, respectively, following adoption of the Restated Certificate. If adopted, the provision would be applicable to every subsequent election of directors and have the effect of requiring at least two annual meetings to gain control of the Board of Directors versus only one under the current system.

     No Removal Without Cause. Under Delaware law, unless otherwise set forth in a company's certificate of incorporation, a director on a non-classified Board of Directors, (i.e., a Board of Directors such as the Company's which is not split into multiple classes) can be removed from office during his term by stockholders with or without cause by the affirmative vote of a majority of the then-outstanding shares of voting stock entitled to vote at an election of directors (the "Voting Stock"). Under the Company's current Certificate and Bylaws, a director can be removed with cause by the stockholders with the affirmative vote of a majority of the outstanding Voting Stock, and without cause by the stockholders with the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding Voting Stock. Article V.A.3 of the Restated Certificate and Section 20 of the Restated Bylaws provides that the Company's directors cannot be removed without cause and can only be removed with cause by the affirmative vote of the holders of a majority of the outstanding Voting Stock.

     The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law and its meaning has not been precisely delineated by the Delaware courts.

ADVANTAGES AND DISADVANTAGES

     The provisions described in this Proposal 2 were adopted by the Board of Directors because it believes that, taken together, such provisions enable the Board of Directors to preserve control of the process for an orderly sale of the Company. The Board of Directors believes that takeover attempts that have not been negotiated or approved by the Board of Directors could seriously disrupt the business and management of the Company and result in terms which may be less favorable to the stockholders as a group than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and its stockholders.

     The provisions set forth in Proposal 2 also help to ensure the continuity of the Board of Directors and management. Although the Company has not experienced any problems with continuity on the Board of Directors in the past, the Board of Directors feels that it is prudent to provide for continuity in the event of a major change in ownership of the Company.

     These provisions were also proposed to help prevent "creeping acquisitions" in which a person or group seeks to acquire a controlling position in the Company without paying a control premium to the stockholders or acquires a block of stock large enough to force a proxy contest or tries to force the Company to repurchase the block of stock at a premium. The Board of Directors feels that the provisions set forth in this Proposal 2 will force potential acquirors to carefully assess their goals prior to buying a block of stock.

     If the stockholders approve Proposal 2, the members of the Board of Directors and management will be somewhat insulated from a sudden change in control caused by a hostile acquiror. This will permit them the necessary latitude to implement long-term strategic plans for the benefit of the Company's stockholders. Furthermore, members of the Board of Directors will serve three-year terms rather than one-year terms and will be able to be removed from office only with cause and with the affirmative vote of the holders of at least a majority of the voting power of all the Voting Stock. The Board of Directors believes that the continuity caused by these measures will benefit the Company and its stockholders.

     Conversely, the provisions, particularly the classified Board of Directors structure, may be disadvantageous to stockholders because they may limit their flexibility to determine the composition of the Board of Directors or to make other changes even in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. The provisions may also be disadvantageous because they could discourage future attempts to acquire control of the Company even though a majority of the stockholders might believe it is in their best interests or in which they might receive a substantial premium. The provisions may enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the stockholders. Under Delaware law, however, the Board of Directors has a fiduciary duty to act in the best interests of the stockholders. This duty offsets to a great extent the potential disadvantages to stockholders of any of the measures proposed under Proposal 2.

                                   PROPOSAL 3

         TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BYLAWS
          TO ELIMINATE THE ABILITY OF THE STOCKHOLDERS TO CALL SPECIAL
                             STOCKHOLDERS' MEETINGS

     In March 1997, the Board of Directors unanimously adopted, subject to stockholder approval, the Restated Certificate as set forth in Appendix A and the Restated Bylaws as set forth in Appendix B which include certain amendments to the Certificate and Bylaws that are designed to make hostile takeovers of the Company more difficult. The Board of Directors believes the changes to be in the best interests of the Company and its stockholders.

     Stockholders are requested in this Proposal 3 to approve Article V.B.4 of the Restated Certificate and Section 6 of the Restated Bylaws. Under the Company's Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Company's Common Stock is required for approval of Article V.B.4 of the Restated Certificate. Abstentions and broker non-votes will be counted toward the tabulation of votes cast on Proposal 3 and will have the same effect as negative votes.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

GENERAL

     Under Delaware law and the Company's current Certificate and Bylaws, a special meeting of stockholders may be called by the Chairman of the Board of Directors, the President, the Board of Directors or, upon written request, any stockholder or stockholders holding at least 10% of the voting power of all stockholders. The Restated Certificate provides that such a meeting may be called only by the Board of Directors, the Chairman of the Board of Directors or the President.

     Elimination of the ability of stockholders holding 10% of the voting power of all stockholders to call a special meeting may lengthen the amount of time required to take stockholder actions since the Company and the Board of Directors are only required to hold one meeting of stockholders per year. The elimination of the power of stockholders holding 10% of the voting power to call a special meeting may deter hostile takeover attempts. Without the ability to call a special meeting, a holder or group of holders controlling a majority in interest of the Company's capital stock will not be able to amend the Company's Restated Certificate or remove directors until the annual meeting of stockholders is held.

ADVANTAGES AND DISADVANTAGES

     The Board of Directors has adopted the provision described in Proposal 3 because it believes that this provision allows the Board of Directors to preserve control of the process for the orderly sale of the Company. The Board of Directors believes that takeover attempts that have not been negotiated or approved by the Board of Directors could seriously disrupt the business and management of the Company and result in terms which may be less favorable to the stockholders as a group than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and its stockholders. In addition, the members of the Board of Directors and management will have the advantage of being insulated from a sudden change in control because they cannot be removed until an annual meeting or a meeting called by the Board of Directors, the Chairman of the Board of Directors or the President.

     Conversely, the provisions may be disadvantageous to stockholders because they may limit their flexibility to determine the composition of the Board of Directors or to make other changes even in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. The provisions may also be disadvantageous because they could discourage future attempts to acquire control of the Company even though a majority of the stockholders may believe that such an acquisition is in their best interests.

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Price Waterhouse LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Price Waterhouse LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Price Waterhouse LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 31, 1997 (except as noted below) by:
(i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all directors and executive officers of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the outstanding shares of Common Stock.

                                                                   BENEFICIAL OWNERSHIP(1)
                                                                   -----------------------
                                                                   NUMBER OF    PERCENT OF
                            BENEFICIAL OWNER                         SHARES       TOTAL
        ---------------------------------------------------------  ----------   ----------
        The Salk Institute for Biological Studies
          10010 North Torrey Pines Road
          La Jolla, CA 92037                                        1,983,461      21.6%
        Novartis AG
          CH-4002 Basel
          Switzerland                                               1,035,324      11.3%
        Skandigen AB
          Norrlandsgatan 15
          111 43 Stockholm, Sweden                                    986,696      10.8%
        Bristol-Myers Squibb Company
          345 Park Avenue
          New York, NY 10154                                          658,000       7.2%
        Wellington Management Company LLP (2)
          75 State Street
          Boston, MA 02109                                            513,800       5.6%
        State of Wisconsin Investment Board (3)
          P.O. Box 7842
          Madison, WI 53707                                           482,300       5.3%
        William T. Comer, Ph.D. (4)                                   299,273       3.2%
        Michael M. Harpold, Ph.D. (5)                                 113,538       1.2%
        William R. Miller (6)                                          55,375         *
        G. Kenneth Lloyd, Ph.D. (7)                                    52,903         *
        Ian A. McDonald, Ph.D. (8)                                     46,414         *
        Thomas A. Reed (9)                                             45,074         *
        David E. McClure (10)                                              --        --
        Stanley T. Crooke, M.D., Ph.D. (11)                            36,750         *
        James D. Watson, Ph.D. (12)                                    36,750         *
        Michael J. Dunn (13)                                           35,475         *
        Francis H. C. Crick, Ph.D. (14)                                18,250         *
        Frederick B. Rentschler (15)                                   18,250         *
        Gunnar Ekdahl (16)                                             12,500         *
        All executive officers and directors as a group (13
          persons)(17)                                                770,552       8.1%

---------------

   * Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 9,178,077 shares outstanding on January 31, 1997, adjusted as required by the rules promulgated by the Securities and Exchange Commission (the "SEC").

 (2) Wellington Management Company LLP ("WMC") is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. WMC may be deemed to have beneficial ownership of 513,800 shares of Common Stock of the Company, that are owned by numerous investment advisory clients of WMC, none of which is known to have ownership of more than 5% of the total outstanding shares of Common Stock of the Company. As of December 31, 1996, WMC had shared voting power over 225,200 shares and shared dispositive power over 513,800 shares. The foregoing information is derived from information provided to the Company by WMC.

 (3) Information provided is to the best of the Company's knowledge.

 (4) Includes 40,773 shares subject to options exercisable within 60 days of January 31, 1997.

 (5) Includes 31,728 shares subject to options exercisable within 60 days of January 31, 1997.

 (6) Includes 2,500 shares subject to options exercisable within 60 days of January 31, 1997.

 (7) Includes 51,124 shares subject to options exercisable within 60 days of January 31, 1997.

 (8) Includes 46,414 shares subject to options exercisable within 60 days of January 31, 1997.

 (9) Includes 5,288 shares subject to options exercisable within 60 days of January 31, 1997.

(10) Dr. David E. McClure joined the Company in September, 1996 as Vice President, Clinical Development and Regulatory. Upon joining the Company, Dr. McClure received an option to purchase upon to 33,500 shares of Common Stock of the Company (no portion of which will be exercisable within 60 days of January 31, 1997).

(11) Includes 36,750 shares subject to options exercisable within 60 days of January 31, 1997.

(12) Includes 7,375 shares subject to options exercisable within 60 days of January 31, 1997.

(13) Includes 19,565 shares subject to options exercisable within 60 days of January 31, 1997.

(14) Includes 18,250 shares subject to options exercisable within 60 days of January 31, 1997. Dr. Crick will not stand for reelection to the Board of Directors at the Annual Meeting.

(15) Includes 18,250 shares subject to options exercisable within 60 days of January 31, 1997. Does not include 1,983,461 shares beneficially owned by The Salk Institute. Mr. Rentschler is currently the Chairman of the Board of Trustees for The Salk Institute for Biological Studies.

(16) Includes 6,500 shares subject to options exercisable within 60 days of January 31, 1997. Does not include 986,696 shares beneficially owned by Skandigen AG, of which Mr. Ekdahl is the Chairman of the Board.

(17) Includes 284,517 shares subject to options exercisable within 60 days of January 31, 1997.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Prior to May 9, 1996 (the effective date of the Company's initial public offering), each non-employee director was entitled to receive an annual retainer of $12,000 and an additional amount of $1,000 for each meeting of the Board of Directors such non-employee director attended. Currently, each non-employee director of the Company receives an annual retainer of $15,000, while the Chairman of the Board of Directors receives $25,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy. Furthermore, during fiscal year 1996, certain non-employee directors also received compensation for their services as members of the Company's Scientific Advisory Board.

     In the fiscal year ended December 31, 1996, the total compensation paid to non-employee directors for service on the Board of Directors and/or committees of the Board of Directors was as follows: Dr. Crick -- $7,500; Dr.
Crooke -- $12,500; Mr. Ekdahl -- $7,500; Mr. Miller -- $21,500; Mr.
Rentschler -- $7,500; Dr. Watson -- $16,500. In addition, each of Drs. Crick and Watson received $10,000 for their service on the Company's Scientific Advisory Board.

     In addition to cash compensation, non-employee directors are eligible to receive annual grants of options to purchase Common Stock of the Company. Each person who for the first time becomes a non-employee director shall be granted upon the date of his or her initial election to the Board of Directors, an option to purchase 10,000 shares of Common Stock of the Company. In addition, on the date of each annual meeting of stockholders, each non-employee director who is reelected at such meeting shall be granted an option to purchase 3,000 shares of Common Stock of the Company; provided, however, that a non-employee director who is then serving as the Chairman of the Board shall be granted an option to purchase 5,000 shares of Common Stock of the Company.

     During fiscal year 1996, the Company granted an option to purchase 3,000 shares of Common Stock of the Company to each non-employee director and an option to purchase 5,000 shares of Common Stock of the Company to the Chairman of the Board of Directors an exercise price per share of $9.75. The fair market value of the Company's Common Stock on the date of grant was $9.75 per share (based upon the closing sales price reported in the National Market System on the date of grant). As of January 31, 1997, no options granted to the non-employee directors had been exercised. In addition, during fiscal year 1996, each of Messrs. Gunnar and Rentschler and Dr. Crick received an option to purchase 10,000 shares of Common Stock of the Company, which reflected the option each was entitled to receive upon his initial election to the Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows for the fiscal years ended December 31, 1995 and 1996, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its six other most highly compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                         ANNUAL                COMPENSATION
                                                     COMPENSATION(1)             AWARDS(2)
                                             -------------------------------   -------------
                                                                OTHER ANNUAL    SECURITIES      ALL OTHER
                                    FISCAL   SALARY    BONUS    COMPENSATION    UNDERLYING     COMPENSATION
   NAME AND PRINCIPAL POSITION       YEAR      ($)      ($)         ($)        OPTIONS(#)(3)      ($)(4)
----------------------------------  ------   -------   ------   ------------   -------------   ------------
William T. Comer, Ph.D. ..........   1996    249,000   28,800          --          15,040          4,491
  Chief Executive Officer and        1995    237,200   18,000          --          12,925          3,608
  President
Michael M. Harpold, Ph.D. ........   1996    182,500   16,000          --           8,225          5,253
  Vice President,                    1995    174,875    9,650          --           7,050          5,530
  Research
G. Kenneth Lloyd, Ph.D. ..........   1996    178,000   15,200      10,000(5)        8,225          5,248
  Vice President,                    1995    170,250    9,000      10,000(5)        6,815          5,505
  Pharmaceuticals -- Biology
Ian A. McDonald, Ph.D. ...........   1996    153,250   13,300      10,000(5)        7,050          5,144
  Vice President,                    1995    146,000    9,150      10,000(5)        5,875          5,139
  Pharmaceuticals -- Chemistry
Michael J. Dunn...................   1996    113,000    7,500          --           4,700          3,865
  Vice President,                    1995     86,100    4,700          --          15,275(6)       3,027
  Business Development
Thomas A. Reed....................   1996    123,500    9,700          --           4,700          4,224
  Vice President,                    1995     98,000    5,200          --          15,745(6)       3,447
  Finance/Administration and
  Chief Financial Officer
David E. McClure, M.D.,              1996     51,667   10,000          --          33,500             --
  Ph.D.(7)........................
  Vice President,                    1995         --       --          --              --             --
  Clinical Development and
  Regulatory

---------------

(1) As permitted by rules promulgated by the SEC, no amounts are shown with respect to certain perquisites where such amounts do not exceed the lesser of 10% of the sum of the amount in the salary and bonus columns or $50,000.

(2) None of the Named Executive Officers held restricted stock awards as of January 31, 1997.

(3) Unless otherwise noted, all options were granted under the Company's 1996 Plan or 1992 Plan.

(4) All amounts include the value of excess group term life insurance premiums and matching 401(k) Plan contributions paid on behalf of the Named Executive Officers.

(5) Includes forgiveness of $10,000 of principal amount owed to the Company for certain indebtedness.

(6) Includes options to purchase up to 11,750 shares of the Company's Common Stock granted pursuant to the Company's Management Change of Control Plan.

(7) Dr. McClure joined the Company in September, 1996. Salary amount represents the total amount of base salary actually paid to Dr. McClure in 1996. Dr. McClure's annual base salary for 1996 was $155,000. Bonus amount of $10,000 represents Dr. McClure's sign-on bonus. Upon joining the Company, Dr. McClure was granted an option to purchase 33,500 shares of Common Stock of the Company at an exercise price of $6.63 per share. The option vests and becomes exercisable in four equal annual installments commencing on September 1, 1997.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company currently grants options to its executive officers under its 1996 Equity Incentive Plan (the "1996 Plan"). The following tables show, for the fiscal year ended December 31, 1996, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL
                                                   INDIVIDUAL GRANTS                           REALIZABLE VALUE
                            ---------------------------------------------------------------           AT
                                            % OF                                                ASSUMED ANNUAL
                            NUMBER OF      TOTAL                                                RATES OF STOCK
                            SECURITIES    OPTIONS                                                   PRICE
                            UNDERLYING   GRANTED TO                                              APPRECIATION
                             OPTIONS     EMPLOYEES    EXERCISE OR     MARKET                  FOR OPTION TERM(3)
                             GRANTED     IN FISCAL    BASE PRICE     VALUE ON    EXPIRATION   ------------------
           NAME               (#)(1)      YEAR(2)      ($/SH)(3)    GRANT DATE      DATE      5%($)      10%($)
--------------------------  ----------   ----------   -----------   ----------   ----------   ------     -------
William T. Comer, Ph.D.       15,040         5.2%        $1.91        $ 1.91       2/21/01    $7,937     $17,538
Michael M. Harpold, Ph.D.      8,225         2.9%         1.91          1.91       2/21/01     4,340       9,591
G. Kenneth Lloyd, Ph.D.        8,225         2.9%         1.91          1.91       2/21/01     4,340       9,591
Ian A. McDonald, Ph.D          7,050         2.5%         1.91          1.91       2/21/01     3,720       8,221
Michael J. Dunn                4,700         1.6%         1.91          1.91       2/21/01     2,480       5,481
Thomas A. Reed                 4,700         1.6%         1.91          1.91       2/21/01     2,480       5,481

---------------

(1) Options were granted under the Company's 1992 Plan prior to the Company's initial public offering of Common Stock in May 1996. The options vest at an annual rate of 25% over a period of four years.

(2) Based on options to purchase 286,757 shares of the Company's Common Stock granted to employees, including Named Executive Officers, under the 1996 Plan and the Company's 1992 Plan during fiscal year 1996.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (5 or 10 years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                SHARES                  OPTIONS AT DECEMBER 31, 1996        DECEMBER 31, 1996
                              ACQUIRED ON    VALUE                 (#)(2)                        ($)(3)
                               EXERCISE     REALIZED   ------------------------------   -------------------------
            NAME                  (#)        ($)(1)      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----------------------------  -----------   --------   ------------------------------   -------------------------
William T. Comer, Ph.D. ....    258,500            0       31,432/99,933                  $203,089/$638,801
Michael M. Harpold,
  Ph.D. ....................    138,650      808,400       26,439/60,511                   133,278/388,011
G. Kenneth Lloyd, Ph.D. ....      1,636        8,425       45,894/60,335                   291,581/386,947
Ian A. McDonald, Ph.D. .....          0            0       42,007/57,868                   267,578/372,708
Michael J. Dunn.............     24,910      167,555       16,863/52,697                   110,511/342,769
Thomas A. Reed..............     16,098       79,315        2,409/53,168                   14,222/345,589
David E. McClure, Ph.D. ....          0            0          0/33,500                        0/29,145

---------------

(1) Calculation of value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price. Includes (i) the value of shares acquired upon the exercise of options prior to the Company's initial public offering of Common Stock in May 1996, whereby the fair market value of the Company's shares was determined solely by the Board of Directors on such date, and (ii) the value of shares acquired upon exercise of options after the Company's initial public offering whereby the fair market value on the date of exercise was equal to the closing sales price of the Company's Common Stock as reported on the Nasdaq SmallCap Market. Does not reflect any losses that may have been incurred as a result of exercises of "out-of-the-money" options.

(2) Includes both "in-the-money" and "out-of-the-money" options. "In-the-money" options are options with an exercise price below the fair market value of the Company's Common Stock.

(3) Calculation based on the fair market value of the Company's Common Stock at December 31, 1996 ($7.50), minus the exercise price.

CHANGE IN CONTROL ARRANGEMENTS

     The Change of Control Plan is applicable to William T. Comer, Michael J. Dunn, Michael M. Harpold, G. Kenneth Lloyd, Ian A. McDonald and Thomas A. Reed. The Change of Control Plan generally provides for the payment of benefits to its participants upon the occurrence of certain defined change of control events. Among the benefits provided are: (i) cash bonuses of up to 25% of annual base salary, depending on the valuation of the Company at the time of the change of control; (ii) acceleration of vesting of certain stock options granted to each participant; (iii) severance payments of up to two times annual base salary, depending on the participant's position with the Company at the time of a change of control; and (iv) the payment of health insurance premiums and outplacement expenses incurred upon a change of control.

     Under the Change of Control Plan, a "change of control" of the Company is deemed to have occurred upon the consummation of a merger or consolidation in which the Company is not the surviving entity (other than a transaction the principal purpose of which is to change the jurisdiction of the Company's incorporation), the sale, transfer or other disposition of all or substantially all of the assets of the Company or a reverse merger in which the Company is the surviving entity, but in which 50% or more of the Company's outstanding voting stock is transferred to holders different from those who held such stock immediately prior to such merger.

                             EMPLOYEE BENEFIT PLANS

1996 EQUITY INCENTIVE PLAN

     In February 1996, the Board of Directors adopted the Company's 1996 Equity Incentive Plan (the "1996 Plan") under which 1,513,141 shares of Common Stock are reserved for issuance pursuant to the exercise of stock awards granted to employees, directors and consultants. The 1996 Plan was adopted by the Board to replace the Company's 1981 Employee Stock Option Plan (the "1981 Plan") and its 1992 Stock Option and Restricted Stock Plan (the "1992 Plan," and, together with the 1981 Plan, the "Prior Plans"). The 1981 Plan terminated by its terms in 1991; provided, however, that options outstanding under the 1981 Plan will be exercisable according to their terms. The 1992 Plan was terminated upon the closing of the Company's initial public offering and no further options were to be issued thereunder; provided, however, that options outstanding under the 1992 Plan would be exercisable according to their terms. The 1996 Plan will terminate in February 2006, unless sooner terminated by the Board.

     The 1996 Plan provides a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to receive stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. As of January 31, 1997, all of the Company's 110 employees were eligible to participate in the 1996 plan.

     The 1996 Plan permits the granting of options intended to qualify as incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") to employees (including officers and employee directors) and options that do not so qualify ("Nonstatutory Options," and, together with Incentive Options, the "Options") to employees (including officers and employee directors) and consultants (including non-employee directors). In addition, the 1996 Plan permits the granting of stock appreciation rights ("SARs") appurtenant to or independently of Options, as well as stock bonuses and rights to purchase restricted stock (Options, SARs, stock bonuses and rights to purchase restricted stock are hereinafter referred to as "Stock Awards"). No person shall be eligible to be granted Options and SARs covering more than 500,000 shares of Common Stock in any 12-month period. As of January 31, 1997, the Company had granted Options to purchase up to 161,525 shares of Common Stock under the 1996 Plan. No other Stock Awards have been granted or awarded under the 1996 Plan.

EMPLOYEE STOCK PURCHASE PLAN

     In February 1996, the Board of Directors adopted, and the stockholders subsequently approved, the Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan is to assist the Company in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Purchase Plan provides a means by which employees of the Company and its affiliates may purchase Common Stock of the Company at a discount through accumulated payroll deductions. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code. The maximum number of shares of Common Stock that may be issued under the Purchase Plan is 500,000. As of January 31, 1997, all of the Company's 110 employees were eligible to participate in the Purchase Plan.

     Under the Purchase Plan, the Board may provide for the grant of rights to purchase Common Stock to eligible employees (an "Offering") on a date or dates to be selected by the Board of Directors. The first Offering under the Purchase Plan began May 9, 1996, the effective date of the Company's initial public offering, and extends until April 30, 1998. Subsequent Offerings will commence on May 1 every year, beginning with calendar year 1998 and shall end on the day prior to the first anniversary of the date the Offering commences.

1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     In February 1996, the Board of Directors adopted, and the stockholders subsequently approved, the Directors' Plan. The purpose of the Directors' Plan is to attract and retain the services of persons capable of serving as non-employee directors on the Board of Directors and to provide incentives for such persons to exert maximum efforts to promote the success of the Company. The Directors' Plan provides for the automatic grant of nonstatutory stock options to purchase shares of Common Stock to non-employee directors of the Company. The maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan is 235,000. Option grants under the Directors' Plan are non-discretionary.

     Under the Directors' Plan, each person who for the first time becomes a non-employee director shall be granted upon the date of his or her initial election to the Board of Directors, an option to purchase 10,000 shares of Common Stock of the Company. In addition, on the date of each annual meeting of stockholders, each non-employee director who is reelected at such meeting shall be granted an option to purchase 3,000 shares of Common Stock of the Company; provided, however, that a non-employee director who is then serving as the Chairman of the Board shall be granted an option to purchase 5,000 shares of Common Stock of the Company. As of January 31, 1997, options to purchase 20,000 shares had been granted under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as Incentive Options.

401(K) PLAN

     The Company adopted a tax-qualified employee savings and retirement plan under Section 401(k) of the Code (the "401(k) Plan") covering all of the Company's employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to 9% of their salaries, but not in excess of the statutory prescribed annual limit ($9,500 in 1996) and have the amount of such reduction contributed to the 401(k) Plan. The Company currently matches 50% of employee contributions up to 6% of an employee's salary, limited to the maximum contribution allowable for income tax purposes. Employer contributions vest proportionally over five years of service. Contributions to the 401(k) Plan made by employees or by the Company, and income earned on such contributions made by the Company, if any, will be deductible by the Company when made. The 401(k) Plan may be amended or discontinued at any time by the Company.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(1)

     The Company's executive compensation program is administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. The Committee is appointed by the Board of Directors and is comprised of three non-employee directors. The non-employee directors that served on the Committee during fiscal year 1996 were Messrs. Miller and Ekdahl and Dr. Watson.

     The Committee is responsible for establishing and maintaining the Company's policies governing employee compensation and administering the Company's employee benefit plans. More specifically, the Committee establishes compensation packages, bonus programs and employee benefit plans. In addition, the Committee reviews proposals made by management with respect to the adoption of new plans or modification to existing plans, compensation packages involving amounts over $100,000 per year and modifications to the bonus programs.

COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy strongly links management pay with both the individual's and the Company's annual and long-term performance. The Company's current compensation

---------------

     1The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

programs are designed to attract, motivate, and retain senior management by providing compensation packages that are competitive with local and national biotech companies. The Company engages outside consultants to advise it with respect to its compensation programs and consults various industry compensation surveys including the Biotechnology Employee Development Coalition and Radford National Salary and Benefits surveys.(1)

     During the first quarter of each year, the Company's management proposes to the Committee specific Company-wide objectives to be used as benchmark performance indicators for that year. The Committee uses such objectives to evaluate the Company's overall performance for the year, and subjectively assesses each individual's contribution to such performance. Corporate objectives for 1996 included: (i) completing an initial public offering of the Company's capital stock; (ii) securing additional research support by renewing certain important collaboration agreements; (iii) making certain regulatory filings with respect to certain of the Company's compounds; and (iv) engaging additional corporate partners to further research and develop certain of the Company's compounds.

COMPONENTS OF EXECUTIVE COMPENSATION

     The components of the Company's executive compensation packages and the objective criteria on which they are based are as follows:

     Base Salary. With respect to determining the base salary of executive officers, the Committee considers a variety of factors including the executive's prior relevant experience, the level of responsibility, the individual's performance, and the salaries of similar positions in the Company compared with the salaries set forth in the local Biotechnology Employee Development Coalition and Radford National Salary and Benefits surveys. Based on the foregoing factors and the data generated in the surveys, the Committee then sets target salary levels applicable to each executive officer. For fiscal 1996, the Committee set established target salaries for each executive officer at levels within the range of salary levels reflected in the surveys. The Committee made its target salary determinations subjectively after considering the competitive nature of the biotechnology industry and the Company's need to attract and retain talented executive officers.

     The Committee believes that its process for determining and adjusting the base salary of executive officers is consistent and equitable with sound personnel practices and the Company's general compensation philosophy. Annual adjustments in base salaries are determined consistent with the foregoing and typically are made at the end of the first quarter.

     Annual Cash Bonuses. Annual cash bonus awards are an integral component of an executive's overall compensation package and are intended to maintain competitive compensation levels with other leading biotechnology companies as well as to reinforce team building and provide a merit-based means of earning additional compensation. The amount of each executive's cash bonus is determined each year subjectively by the Committee based upon the factors outlined above for base salary with the goal of establishing combined base salary and bonus within the range of salary levels determined using the surveys. Cash bonuses are also awarded if certain minimum corporate earning thresholds are met, even if certain other objectives are not met. During the fiscal year 1996, cash bonuses were paid to all executive officers of the Company.

     Equity Incentive Awards. Generally, the Company grants equity incentive awards in the form of stock options to executive officers concurrent with their joining the Company. The amount of such grants are intended to reflect a new hires level of experience and position for which such person was hired. In addition, annual grants of stock options are made with the objective to strengthen the mutuality of interest between management and the Company's stockholders. Grants made under the 1996 Plan generally have a term of

---------------

(1) The companies included in the survey are not necessarily the same as the companies included in the market indices included in the performance graph in this Proxy Statement. Although the compensation (salary and bonus) surveys referred to above and the market indices included in the performance graph are broad and include companies in related industries, the surveys and indices were created for different purposes and accordingly are not comparable.

10 years and are normally tied to the market valuation of the Company's Common Stock, thereby providing an additional incentive for executives to build stockholder value. In addition, grants are generally subject to vesting over four years, with vesting tied to continued employment. Executives receive value from these grants only if strategic goals are achieved and the Company's Common Stock appreciates accordingly. This component of an executive's compensation package is intended to retain and motivate executives to improve long-term stock market performance. Additional long-term incentives are provided through the Company's Employee Stock Purchase Plan in which all eligible employees may participate.

     The level of the annual discretionary stock awards are based, in part, on the executive's level of contribution to the Company during the prior year as determined by the Committee using the factors specified above. The terms of the Company's equity incentive plans pursuant to which it grants options to its executive officers is comparable, in all material respects, to equity incentive plans generally employed in the industry and the Company believes are competitive and reasonable.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee uses the same procedures described above in setting the total compensation package paid to the Company's Chief Executive Officer. The Chief Executive Officer's total salary is based on comparisons with other companies included in the surveys referred to above. In awarding annual stock options, the Committee considers the Chief Executive Officer's performance with respect to objective criteria established by the Committee and overall contribution to the Company during the prior year. During 1996, the Chief Executive Officer was paid a base salary of $249,000, a cash bonus of $28,800 and granted options to purchase 15,040 shares of Common Stock of the Company. The Committee believes that the total compensation package received by the Chief Executive Officer for fiscal year 1996 was competitive within the industry and reflected his overall contribution to the Company.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The statute containing this law and the applicable regulations offer a number of transitional exceptions to the 162(m) limitations on deductions for pre-existing compensation plans, arrangements and binding contracts. As a result, the Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Committee has not yet established a policy for determining which forms of incentive compensation awarded to its executive officers shall be designed to qualify as "performance-based compensation." The Committee intends to continue to evaluate the effects of the statute and to comply with Section 162(m) of the Code in the future to the extent consistent with the best interests of the Company and its stockholders.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

              Gunnar Ekdahl
              William R. Miller
              James D. Watson

                            PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows a comparison of cumulative total stockholder returns on an investment of $100 in cash for the period from May 9, 1996 (the effective date of the Company's initial public offering) to December 31, 1996 for the (i) Company's Common Stock, (ii) Nasdaq Stock Market Index, (iii) Nasdaq Pharmaceutical Stock Index, and (iv) NeuroInvestment Index.

              COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT

     MEASUREMENT PERIOD
   (FISCAL YEAR COVERED)           SIBIA          NASDAQ-US      NASDAQ- PHARM     NI NEUROSCI
10-MAY-96                              100.00           100.00           100.00           100.00
31-MAY-96                               89.66           104.59           103.38           109.78
28-JUNE-96                              71.26            99.88            92.39            88.19
31-JUNE-96                              66.67            90.98            82.33            75.65
30-AUG-96                               60.92            96.08            88.29            86.51
30-SEP-96                               65.52           103.43            94.47            90.50
31-OCT-96                               62.07           102.29            90.92            85.37
29-NOV-96                               57.47           108.63            88.92            80.23
31-DEC-96                               68.97           108.51            91.65            88.92
31-JAN-97                               78.16           116.23            99.30            92.62

---------------

(1) This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     In February 1996, William T. Comer, President, Chief Executive Officer and a Director of the Company, exercised an option to purchase 258,500 shares of Common Stock pursuant to the Company's 1981 Employee Stock Option Plan at an exercise price of $2.13 per share for a total purchase price of $550,000. In accordance with the terms of the 1981 Employee Stock Option Plan, such purchase price was paid in cash in the amount of $11,000 and by delivery of a full-recourse promissory note payable in the principal amount of $539,000 and bearing interest at 7% per annum. Such note is payable in full after five years and is secured by the shares of Common Stock issued upon exercise of such option. As of March 31, 1997, the total amount of principal and interest outstanding under the note was $579,874.

     In July 1992, the Company loaned to Dr. Harpold $43,600 pursuant to a promissory note bearing interest at the rate of 7.5% per annum. In February 1996, the Company loaned to Dr. Harpold $44,100 as the purchase price for certain options to purchase Common Stock of the Company pursuant to a promissory note bearing interest at the rate of 7.0% per annum. As of March 31, 1997, the total amount of principal and interest outstanding under the promissory notes was $92,952.

TRANSACTION WITH 5% STOCKHOLDERS

     In March 1996, the Company entered into an extension of its collaboration agreement with Novartis AG (formerly CIBA-GEIGY Limited). Under the agreement as extended, Novartis AG provided to the Company $500,000 to fund certain capital expenditures (which may be credited against future milestone payments).

     In 1990, the Company entered into a three-year agreement with the Salk Institute in the area of EAARs. This agreement provided for the support of research at The Salk Institute by the Company and the transfer of research materials and research results in the EAAR area from The Salk Institute to the Company. The Company also received an exclusive worldwide license to certain EAAR-related patents and patent applications held by The Salk Institute. The agreement was amended in March 1996. Pursuant to the agreement, as amended, the Company is required to make certain minimum annual royalty payments to The Salk Institute beginning in 2002. Failure to pay such royalties will result in the related license becoming non-exclusive.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Frederick T. Muto,
                                          Secretary

April 25, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: THOMAS A. REED, CHIEF FINANCIAL OFFICER, SIBIA NEUROSCIENCES, INC., 505 COAST BOULEVARD SOUTH, SUITE 300, LA JOLLA, CALIFORNIA 92037-4641

                                   APPENDIX A

                              AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                           SIBIA NEUROSCIENCES, INC.

     SIBIA Neurosciences, Inc., a corporation incorporated in the State of Delaware, hereby certifies as follows:

          1. The original Certificate of Incorporation of this corporation was filed in the Office of the Secretary of State for the State of Delaware on April 15, 1981 under the name of THE SALK INSTITUTE BIOTECHNOLOGY CORPORATION.

          2. That the amendment and restatement of the Certificate of Incorporation set forth in paragraph 3 hereof has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative votes of the holders of not less than a majority of the outstanding stock of the corporation entitled to vote thereon at the annual meeting of stockholders duly called and held on June 5, 1997, following adoption by the Board of Directors of a resolution setting forth and declaring the advisability of the proposed amendment and restatement, all in accordance with Section 242 of the General Corporation Law of the State of Delaware.

          3. That the Board of Directors of said corporation at a meeting duly called, convened and held, duly adopted a resolution proposing and declaring advisable the following restatement of the Certificate of
     Incorporation:

     RESOLVED, that the Certificate of Incorporation of this corporation be restated to read in its entirety as follows:

                                   ARTICLE I.

     The name of this corporation is SIBIA Neurosciences, Inc.

                                  ARTICLE II.

     The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust Company.

                                  ARTICLE III.

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV.

     A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is thirty million (30,000,000) shares. Twenty-five million (25,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them;

and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V.

     For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     A. BOARD OF DIRECTORS

          1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

          2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

          Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

          4. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

     B. GENERAL

          1. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

          2. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

          3. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

          4. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

          5. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                  ARTICLE VI.

     A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                  ARTICLE VII.

     The corporation is to have perpetual existence.

                                 ARTICLE VIII.

     A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this
Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

     B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI and VIII.

     IN WITNESS WHEREOF, SIBIA Neurosciences, Inc. has caused its corporate seal to be hereunto affixed and this Amended and Restated Certificate of Incorporation to be signed by Thomas A. Reed, its Chief Financial Officer, and attested by Frederick T. Muto, its Secretary, this day of June, 1997.

                                          --------------------------------------
                                          Thomas A. Reed
                                          Chief Financial Officer

(Corporate Seal)

Attest:

------------------------------------------------------
Frederick T. Muto
Secretary

                                                                      APPENDIX B

                          AMENDED AND RESTATED BYLAWS

                                       OF

                           SIBIA NEUROSCIENCES, INC.

                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                                    OFFICES

     SECTION 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

     SECTION 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                 CORPORATE SEAL

     SECTION 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE III

                             STOCKHOLDERS' MEETING

     SECTION 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

     SECTION 5. Annual Meeting.

     (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

     (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the one hundred twentieth (120th) day prior to the date specified in the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     SECTION 6. Special Meetings.

     (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the President, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

     (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty
(60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     SECTION 7. Notice of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the time, place and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     SECTION 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

     SECTION 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     SECTION 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

     SECTION 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

     SECTION 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

     SECTION 14. Organization.

     (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

     (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have, the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                   DIRECTORS

     SECTION 15. Number. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation.

     SECTION 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

     SECTION 17. Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption of this Bylaw, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption of this Bylaw, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption of this Bylaw, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

     Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

     SECTION 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     SECTION 20. Removal. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

     SECTION 21. Meetings.

     (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

     (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

     (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION 22. Quorum and Voting.

     (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

     SECTION 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     SECTION 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     SECTION 25. Committees.

     (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation.

     (b) Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

     (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

     SECTION 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                    OFFICERS

     SECTION 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

     SECTION 28. Tenure and Duties of Officers.

     (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

     (c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     SECTION 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     SECTION 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

     SECTION 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI

                 EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION

     SECTION 32. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     SECTION 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII

                                SHARES OF STOCK

     SECTION 34. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     SECTION 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     SECTION 36. Transfers.

     (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

     (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     SECTION 37. Fixing Record Dates.

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     SECTION 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

     SECTION 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial. Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX

                                   DIVIDENDS

     SECTION 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     SECTION 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                  FISCAL YEAR

     SECTION 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI

                                INDEMNIFICATION

     SECTION 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

     (a) Directors and Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless
(i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

     (b) Other Officers, Employees and Other Agents. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

     (c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     (e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     (f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

     (h) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     (i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

     (j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

          (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

          (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

          (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (4) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII

                                    NOTICES

     SECTION 44.  Notices.

     (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

     (b) Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

     (d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

     (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

     (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XIII

                                   AMENDMENTS

     SECTION 45. Amendments.

     Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                                  ARTICLE XIV

                               LOANS TO OFFICERS

     SECTION 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE XV

                                 MISCELLANEOUS

     SECTION 47. Annual Report.

     (a) Subject to the provisions of paragraph (b) of this Bylaw, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. When there are more than 100 stockholders of record of the corporation's shares, as determined by Section 605 of the California Corporations Code, additional information as required by
Section 1501 (b) of the California Corporations Code shall also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the 1934 Act, that Act shall take precedence. Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates.

     (b) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.

                                                              PRELIMINARY COPIES

                           SIBIA NEUROSCIENCES, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1997

         The undersigned hereby appoints William T. Comer and Thomas A. Reed, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SIBIA Neurosciences, Inc. (the "Company") which the undersigned may be entitled to vote at the 1997 Annual Meeting of Stockholders of the Company to be held at Lieb Auditorium, 505 Coast Boulevard South, Suite 300, La Jolla, California on Wednesday, June 4, 1997 at 5:00 p.m., Pacific Daylight Savings Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:        To elect directors to serve either for (i) if the
                   stockholders approve the amendment to the Company's
                   Certificate of Incorporation to provide for a classified
                   Board of Directors as set forth in Proposal 2, one, two or three years, as the case may be, as described in the Proxy
                   Statement, or (ii) if the stockholders do not approve
                   Proposal 2, the ensuing year, and in each either case until their successors are elected.

[ ]     FOR all nominees listed below             [ ]      WITHHOLD AUTHORITY to
        (except as marked to the contrary                  vote for all nominees
        below).                                            listed below.

         NOMINEES:     CLASS I             CLASS II               CLASS III
                   William T. Comer  Frederick B. Rentschler   William R. Miller
                   Gunnar Ekdahl     James D. Watson           Stanley T. Crooke

             TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH
                                NOMINEE(S)' NAME(S) BELOW:

================================================================================

                   (Continued and to be signed on other side)

                          (Continued from other side)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.

PROPOSAL 2:      To amend the Company's Certificate of Incorporation to provide for a classified Board of Directors and to eliminate the ability of stockholders of the Company to remove a director without cause.

                [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

PROPOSAL 3:      To amend the Company's Certificate of Incorporation to
                 eliminate the ability of stockholders of the Company to call special stockholders' meetings.

                [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

PROPOSAL 4:      To ratify the selection of Price Waterhouse LLP as independent auditors of the Company for its fiscal year ending December
                 31, 1997.

                [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN


DATED ____________________, 1997           _____________________________________
                                                        SIGNATURE(S)



                                           Please sign exactly as your name
                                           appears hereon.  If the stock is
                                           registered in the names of two or
                                           more persons, each should sign.
                                           Executors, administrators, trustees,
                                           guardians and attorneys-in-fact
                                           should add their titles.  If signer
                                           is a corporation, please give full
                                           corporate name and have a duly
                                           authorized officer sign, stating
                                           title.  If signer is a partnership,
                                           please sign in partnership name by
                                           authorized person.


PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.